                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement           / / Confidential,
                                              for Use of the Commission Only
/X/ Definitive Proxy Statement                (as permitted by Rule 14a-6(e)(2))

/ / Definitive Additional Materials

/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       The Achievement Funds Trust
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       The Achievement Funds Trust
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box): N/A
     / / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transactions applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total Fee Paid:

--------------------------------------------------------------------------------
     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing party:

--------------------------------------------------------------------------------
     (4) Date filed:

--------------------------------------------------------------------------------

---------------
    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                          THE ACHIEVEMENT FUNDS TRUST

                       IMPORTANT SHAREHOLDER INFORMATION

The document you hold in your hands contains your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on important issues relating to your Trust. If you simply sign the proxy card without specifying a vote, your shares will be voted in accordance with the recommendations of the Board of Trustees.

We urge you to spend a few minutes with the proxy statement, fill out the proxy card, and return it to us. Voting your proxy, and doing so promptly, ensures that the Trust will not need to conduct additional mailings. When shareholders do not return their proxies in sufficient numbers, we have to incur the expense of follow-up solicitations, which may cost your Trust money.

Please take a few moments to exercise your right to vote. Thank you.

                          THE ACHIEVEMENT FUNDS TRUST

Dear Shareholder,

     The attached proxy statement solicits your vote as a Shareholder of The Achievement Funds Trust (the "Trust") on an important proposal being recommended by the Board of Trustees. Even if you are not currently a Shareholder of the Trust, you are still eligible to vote. Votes are solicited from Shareholders of record as of September 20, 1996.

     A Special Meeting of the Shareholders of the Trust has been scheduled for Thursday, November 7, 1996. While you are, of course, welcome to join us at the meeting, most Shareholders cast their vote by filling out and signing the proxy card that accompanies the attached proxy statement.

     The attached proxy statement is designed to give you further information relating to the proposal on which you are asked to vote. We encourage you to support the trustees' recommendation. The proposal described in the proxy statement relates to the following matter:

    TO ELECT THREE TRUSTEES, EACH TO SERVE DURING THE LIFETIME OF THE TRUST AND UNTIL ITS TERMINATION OR UNTIL THE TRUSTEE SOONER DIES, RESIGNS OR IS REMOVED.

     Your vote is important to us. Please mark, sign, and date the enclosed proxy card and return it as soon as possible. For your convenience, we have enclosed a self-addressed stamped envelope. If you have questions about the proposal please call 1-800-472-0577. Thank you for taking the time to consider this important proposal and for your investment in the Trust.

                                           Sincerely,

                                           /s/ David G. Lee
                                           _____________________

                                           David G. Lee
                                           President
                                           The Achievement Funds Trust

                          THE ACHIEVEMENT FUNDS TRUST
                            680 EAST SWEDESFORD ROAD
                           WAYNE, PENNSYLVANIA 19087

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 7, 1996

To the Shareholders of the Achievement Funds Trust:

     Notice is hereby given that a Special Meeting of Shareholders of The Achievement Funds Trust (the "Trust") will be held on Thursday, November 7, 1996, at 3:00 p.m. Eastern time, at the offices of the Trust, 680 East Swedesford Road, Wayne, Pennsylvania 19087, for the following purposes:

     1. To elect three trustees, each to serve during the lifetime of the Trust and until its termination or until the trustee sooner dies, resigns or is removed; and

     2. To transact any other business, not currently contemplated, that may properly come before the meeting, in the discretion of the proxies or their substitutes.

     Shareholders of record at the close of business on September 20, 1996, are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.

     SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE THE ACCOMPANYING PROXY WHICH IS BEING SOLICITED BY THE MANAGEMENT OF THE TRUST. THIS IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE TRUST AT ANY TIME BEFORE THE PROXY IS EXERCISED OR BY VOTING IN PERSON AT THE SPECIAL MEETING.

     October 9, 1996

                                         BY ORDER OF THE BOARD OF TRUSTEES,

                                         KATHRYN L. STANTON, SECRETARY

                          THE ACHIEVEMENT FUNDS TRUST
                            680 EAST SWEDESFORD ROAD
                           WAYNE, PENNSYLVANIA 19087
                            ------------------------

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 7, 1996

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of The Achievement Funds Trust, a Massachusetts business trust (the "Trust"), for use at the Special Meeting of Shareholders of the Trust to be held on November 7, 1996 and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Even though you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person.

     The Trust expects to solicit proxies principally by mail, but the Trust may also solicit proxies by telephone or personal interview. The expenses of this solicitation and the Meeting will be paid by the Trust. This Proxy Statement was first mailed to shareholders on or about October 9, 1996.

     The most recent Annual Report for the Trust and the Trust's unaudited semi-annual report for the six-month period ended July 31, 1996 are available at no cost to Trust shareholders, upon written or oral request by contacting the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087, or by calling 1-800-472-0577.

     The Board of Trustees has fixed the close of business on September 20, 1996, as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting. As of that date, there were 49,950,021.266 outstanding shares of common stock of the Trust, with each share being entitled to one vote on each matter to come properly before the Meeting.

     Unless specific instructions are given to the contrary, the persons named in the accompanying proxy will vote the number of shares represented thereby as directed by the proxy, or, in the absence of such direction, FOR the election of trustees as set forth below. Assuming a quorum of a majority of the outstanding shares entitled to vote at the Meeting is present, the affirmative vote of a plurality of all votes cast at the Meeting is required for the election of trustees. Abstentions and broker non-votes will be counted as shares present at the Meeting for quorum purposes, but will not be counted as votes cast and will have no effect on the results of the vote.

     If a quorum is not present by the time scheduled for the Meeting, or if a quorum is present but sufficient votes in favor of any of the proposals described in this Proxy Statement are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment those proxies which instruct them to vote in favor of any of the proposals to be considered at the adjourned Meeting, and will vote against any such adjournment those proxies which instruct them to vote against or to abstain from voting on all of the proposals to be considered at the adjourned Meeting.

                              ELECTION OF TRUSTEES

     The Board of Trustees of the Trust currently consists of five members. It is proposed that three additional trustees be elected at the Meeting.

     Under the terms of the Trust's Master Trust Agreement dated December 16, 1988, which agreement was amended and restated on October 7, 1994 and was further amended on December 1, 1994 (the "Master Trust Agreement"), each trustee who is elected at the Meeting will serve during the lifetime of the Trust or until the trustee sooner dies, resigns or is removed. Each of the nominees has agreed to serve as a trustee if elected. If any of the nominees is unable to serve for any reason, the persons named as proxies will vote for such other nominee or nominees as the trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), may recommend. It is the intention of the persons named in the enclosed form of proxy, unless otherwise directed by shareholders executing proxies, to vote all proxies "FOR" the election of the three nominees listed below.

     Under Massachusetts law, and the 1940 Act, the Trust is not required to hold an annual meeting of shareholders. The Trust does not hold annual shareholder meetings so as to achieve cost savings by eliminating printing costs, mailing charges and other expenses involved in routine annual meetings.

     The Board of Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, or required or permitted by the Master Trust Agreement and the By-Laws of the Trust. In compliance with the 1940 Act, shareholder meetings will be held to elect trustees whenever fewer than a majority of the trustees holding office have been elected by the shareholders or, if necessary in the case of filling vacancies, to assure that at least two-thirds of the trustees holding office after vacancies are filled have been elected by the shareholders. The Trust may hold shareholder meetings to approve changes in investment policy, a new investment advisory agreement or other matters requiring shareholder action under the 1940 Act. A meeting may also be called by shareholders holding at least 10% of the shares entitled to vote at the meeting for the purpose of voting upon the removal of trustees, in which case shareholders may receive assistance in communicating with other shareholders.

INFORMATION REGARDING NOMINEES

     The following schedule sets forth certain information concerning each of the nominees.

                                                                              SHARES OF TRUST
  NAME AND POSITION                 PRINCIPAL OCCUPATION AND AFFILIATIONS    BENEFICIALLY OWNED
    WITH THE TRUST        AGE            DURING THE PAST FIVE YEARS        AS OF JANUARY 31, 1996
----------------------    ---     ---------------------------------------------------------------
James H. Gardner          72      Professor, University of Utah.                    0
  Nominee for Trustee
Blaine Huntsman           60      Private investor 1995-present. Chairman &          0
  Nominee for Trustee             CEO, Olympus Capital Corp. 1988-1995.
                                  Director, Zions Cooperative Mercantile
                                  Institution.
Kent H. Murdock           49      President, O.C. Tanner Company                    0
  Nominee for Trustee             1991-present. Lawyer, Ray, Quinney &
                                  Nebeker P.C. (law firm) 1976-1991.

BOARD APPROVAL OF THE ELECTION OF TRUSTEES

     The persons nominated for election as trustees at the Meeting are not "interested persons" of the Trust or the Trust's investment adviser within the meaning of Section 2(a)(19) of the 1940 Act. Under the terms of the Trust's Distribution Plan for its Retail Class A shares, the selection and nomination of trustees who are not interested persons of the Trust is committed to the discretion of the trustees then in office who are not interested persons of the Trust.

     The Board of Trustees evaluated candidates for nomination at an in-person meeting on August 2, 1996 and nominated and recommended the nominees by unanimous written consent of the trustees, including those trustees who are not interested persons of the Trust, on September 5, 1996.

SHAREHOLDER APPROVAL OF THE ELECTION OF TRUSTEES

     The favorable vote of a plurality of shares represented at the Meeting at which a majority of shareholders entitled to vote is present is required for the election of trustees. If the nominees are not approved by the shareholders of the Trust, the current Board of Trustees will consider alternative nominations.

                              GENERAL INFORMATION

BOARD OF TRUSTEES

     Information about the current trustees is set forth below.

                                                                                                    SHARES OF TRUST
                                                                                                   BENEFICIALLY OWNED
                               POSITION WITH             PRINCIPAL OCCUPATION AND AFFILIATIONS           AS OF
           NAME                  THE TRUST       AGE          DURING THE PAST FIVE YEARS            JANUARY 31, 1996
---------------------------    --------------    ---     -------------------------------------     ------------------
Frederick A. Moreton, Jr.*     Trustee           57      Vice President, Paine Webber,                 0
                               since 1989                Incorporated.
Robert G. Love                 Trustee           72      Retired since 1989. Chairman, Harris          0
                               since 1989**              & Love, Inc. prior to 1989.
August Glissmeyer, Jr.         Trustee           70      Retired since 1986. Partner, Deloitte         0
                               since 1989**              & Touche prior to 1986.
Carl S. Minden                 Trustee           74      Retired.                                      0
                               since 1989**
George L. Denton, Jr.*         Trustee           76      Retired since 1990. Executive Vice            0
                               since 1990                President and Manager, Capital
                                                         Markets and Funds Management
                                                         Division, First Security Corporation
                                                         prior to 1990.

---------------
 * Messrs. Moreton and Denton are "interested persons" of the Trust, as defined in the 1940 Act, because of their ownership of stock of First Security Corporation, the parent corporation of the Trust's investment adviser, and Mr. Moreton's position with PaineWebber, a registered broker-dealer.

** Messrs. Love, Minden and Glissmeyer are members of the Trust's Audit
   Committee. Mr. Glissmeyer serves as Chairman of the Audit Committee.

     During the fiscal year ended January 31, 1996, the Trust's Board of Trustees met four times and the Audit Committee met two times. During such fiscal year, all of the Trust's trustees, except Mr. Mitchell Melich, attended at least 75% of the aggregate of the number of meetings of the Board of Trustees and the number of meetings held by the Audit Committee of the Board on which such trustee served. Mr. Melich resigned his position of trustee of the Trust on May 17, 1996.

     The functions of the Trust's Audit Committee include (i) advising the Board of Trustees with regard to the appointment of the Trust's independent auditors,
(ii) reviewing and approving audit and non-audit services provided by the Trust's independent auditors, (iii) meeting with the financial officers of the Trust to review the conduct of accounting and internal controls, and (iv) meeting with the Trust's counsel to review legal issues that may impact the financial reporting process. None of the members of the Audit Committee are "interested persons" of the Trust as defined by the 1940 Act.

REMUNERATION OF TRUSTEES

     Trustees receive from the Trust an annual fee and are reimbursed for all out-of-pocket expenses relating to attendance of meetings. The fees paid to trustees for the fiscal year ended January 31, 1996, are shown below. Officers of the Trust do not receive compensation from the Trust for serving as officers. No person who is a director, officer or employee of the Adviser serves as a trustee, officer or employee of the Trust.
                               COMPENSATION TABLE

                                               PENSION OR RETIREMENT                                  TOTAL COMPENSATION
                              AGGREGATE          BENEFITS ACCRUED                                         FROM TRUST
                             COMPENSATION           AS PART OF               ESTIMATED ANNUAL              AND FUND
       TRUSTEE(1)           FROM THE TRUST        TRUST EXPENSES         BENEFITS UPON RETIREMENT         COMPLEX(2)
------------------------    --------------     ---------------------     ------------------------     ------------------
Frederick A. Moreton,           $4,000                  $ 0                         $0                      $4,000
  Jr.
Robert G. Love                  $4,000                  $ 0                         $0                      $4,000
August Glissmeyer, Jr.          $4,000                  $ 0                         $0                      $4,000
Carl S. Minden                  $4,000                  $ 0                         $0                      $4,000
George L. Denton, Jr.           $4,000                  $ 0                         $0                      $4,000

---------------
(1) Mitchell Melich served as a trustee of the Trust until his resignation on May 17, 1996. He received $4,000 in aggregate compensation from the Trust during its fiscal year ended January 31, 1996. He is not entitled to receive any pension or retirement benefits from the Trust.

(2) The Trust is not part of a Fund Complex.

EXECUTIVE OFFICERS OF THE TRUST

     The executive officers of the Trust and their principal occupations are set forth below. The term of office of each of such officers is one year and until his or her successor shall have been elected and qualified.

       NAME         POSITION WITH THE TRUST   AGE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------- -----------------------   ---   -----------------------------------------------
David G. Lee        President since 1994       44   Senior Vice President of SEI Corporation since
                                                    1993. Vice President of SEI Corporation since
                                                    1991. President, GW Sierra Trust Funds prior to
                                                    1991.
Kathryn L. Stanton  Vice President and         37   Vice President and Assistant Secretary of SEI
                    Secretary since 1994            Corporation, the Administrator and the
                                                    Distributor since 1994. Associate, Morgan,
                                                    Lewis & Bockius (law firm) 1989-1994.
Sandra K. Orlow     Vice President and         42   Vice President and Assistant Secretary of the
                    Assistant Secretary             Administrator and the Distributor since 1993.
                    since 1994

       NAME         POSITION WITH THE TRUST   AGE     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
------------------- -----------------------   ---   -----------------------------------------------
Kevin P. Robins     Vice President and         35   Senior Vice President and General Counsel of
                    Assistant Secretary             SEI Corporation, the Administrator and the
                    since 1994                      Distributor since 1994. Vice President of SEI,
                                                    the Administrator and the Distributor
                                                    1992-1994. Associate, Morgan, Lewis & Bockius
                                                    (law firm) prior to 1992.
Barbara A. Nugent   Vice President and         40   Vice President and Assistant Secretary of SEI
                    Assistant Secretary             Corporation, the Administrator and the
                    since 1996                      Distributor since 1996. Associate, Drinker,
                                                    Biddle & Reath (law firm) 1994-1996. Delaware
                                                    Service Company, Inc. prior to 1994.
Marc H. Cahn        Vice President and         39   Vice President and Assistant Secretary of SEI
                    Assistant Secretary             Corporation, the Administrator and the
                    since 1996                      Distributor since 1996. Associate General
                                                    Counsel, Barclays Bank PLC 1995-1996. ERISA
                                                    Counsel, First Fidelity Bancorporation
                                                    1994-1995. Associate, Morgan, Lewis & Bockius
                                                    (law firm) 1989-1994.
Todd Cipperman      Vice President and         30   Vice President and Assistant Secretary of SEI
                    Assistant Secretary             Corporation, the Administrator and the
                    since 1995                      Distributor since 1995. Associate, Dewey
                                                    Ballantine (law firm) 1994-1995. Associate,
                                                    Winston & Strawn (law firm) 1991-1994.
Joseph M. Lydon     Vice President and         37   Director of Business Administration of Fund
                    Assistant Secretary             Resources, SEI Corporation since 1995. Vice
                    since 1995                      President of Fund Group and Vice President of
                                                    Dreman Value Management and President of Dreman
                                                    Financial Services, Inc. prior to 1995.
Stephen G. Meyer    Treasurer and Principal    31   Vice President and Controller, Chief Accounting
                    Financial Officer since         Officer of SEI Corporation since 1995.
                    1994                            Director, Internal Audit and Risk Management,
                                                    of SEI Corporation 1992-1995. Senior Associate,
                                                    Coopers & Lybrand 1990-1992.

     The trustees and officers of the Trust, as a group, beneficially owned less than 1% of the outstanding shares of the Trust as of September 20, 1996.

ADVISER

     First Security Investment Management, Inc., 61 South Main Street, Salt Lake City, UT 84111, an indirect wholly-owned subsidiary of First Security Corporation, serves as investment adviser to the Trust pursuant to an investment advisory agreement with the Trust.

DISTRIBUTOR

     SEI Financial Services Company, 680 East Swedesford Road, Wayne, PA 19087, a wholly-owned subsidiary of SEI Corporation, acts as the Distributor of the Trust's shares pursuant to a distribution agreement.

ADMINISTRATOR

     SEI Fund Resources, 680 East Swedesford Road, Wayne, PA 19087, a wholly-owned subsidiary of SEI Corporation, acts as the Administrator for the Trust, providing administrative services, accounting services, regulatory reporting and all necessary office space, equipment, personnel and facilities, pursuant to an administration agreement with the Trust.

INDEPENDENT ACCOUNTANTS

     A majority of the Trust's Board of Trustees who are not "interested persons" of the Trust have selected Deloitte & Touche LLP as the independent accountants of the Trust for the fiscal year ending January 31, 1997. A representative of Deloitte & Touche LLP is expected to be available by telephone at the Meeting to make a statement if desired and to respond to appropriate questions from shareholders.

BENEFICIAL OWNERS

     To the knowledge of Trust management, as of September 20, 1996, the following entities were beneficial owners of 5% or more of the outstanding Institutional shares:

                                                                   AMOUNT OF         PERCENT
                                                                   BENEFICIAL     OF BENEFICIAL
          FUND                      NAME AND ADDRESS               OWNERSHIP        OWNERSHIP
-------------------------  -----------------------------------  ----------------  -------------
EQUITY FUND                First Security Bank of Utah, N.A.     12,343,675.3860        100%
                           P.O. Box 25297
                           Salt Lake City, UT 84125
BALANCED FUND              First Security Bank of Utah, N.A.     12,593,742.1550      99.42%
                           P.O. Box 25297
                           Salt Lake City, UT 84125
INTERMEDIATE TERM BOND     First Security Bank of Utah, N.A.     11,717,030.6790        100%
FUND                       P.O. Box 25297
                           Salt Lake City, UT 84125
SHORT TERM BOND FUND       First Security Bank of Utah, N.A.      7,090,853.5450        100%
                           P.O. Box 25297
                           Salt Lake City, UT 84125

                                                                   AMOUNT OF         PERCENT
                                                                   BENEFICIAL     OF BENEFICIAL
          FUND                      NAME AND ADDRESS               OWNERSHIP        OWNERSHIP
-------------------------  -----------------------------------  ----------------  -------------
SHORT TERM MUNICIPAL BOND  First Security Bank of Utah, N.A.      2,474,129.0910      99.99%
FUND                       P.O. Box 25297
                           Salt Lake City, UT 84125
IDAHO MUNICIPAL BOND FUND  First Security Bank of Utah, N.A.      2,644,000.9820      99.38%
                           P.O. Box 25297
                           Salt Lake City, UT 84125

     To the knowledge of Trust management, as of September 20, 1996, the following entities were beneficial owners of 5% or more of the outstanding Retail Class A shares:

                                                                   AMOUNT OF         PERCENT
                                                                   BENEFICIAL     OF BENEFICIAL
          FUND                      NAME AND ADDRESS               OWNERSHIP        OWNERSHIP
-------------------------  -----------------------------------  ----------------  -------------
EQUITY FUND                BHC Securities, Inc.                     184,536.3160      63.66%
                           One Commerce Square
                           2005 Market Street
                           Philadelphia, PA 19103
                           Citfarm & Co.                             15,016.5490       5.18%
                           500 W. Broadway
                           P.O. Box 4140
                           Farmington, NM 87499
BALANCED FUND              BHC Securities, Inc.                     176,619.8850      79.05%
                           One Commerce Square
                           2005 Market Street
                           Philadelphia, PA 19103
INTERMEDIATE TERM BOND     BHC Securities, Inc.                      91,823.1300      63.36%
FUND                       One Commerce Square
                           2005 Market Street
                           Philadelphia, PA 19103
                           Zions First National Bank, Trustee        15,544.9210      10.73%
                           Ben M. Roe Family Trust
                           P.O. Box 30880
                           Salt Lake City, UT 84130
SHORT TERM BOND FUND       Zions First National Bank, Trustee        19,195.8670      25.51%
                           Ben M. Roe Marital Trust
                           P.O. Box 30880
                           Salt Lake City, UT 84130

                                                                   AMOUNT OF         PERCENT
                                                                   BENEFICIAL     OF BENEFICIAL
          FUND                      NAME AND ADDRESS               OWNERSHIP        OWNERSHIP
-------------------------  -----------------------------------  ----------------  -------------
                           BHC Securities, Inc.                      13,336.4140      17.72%
                           One Commerce Square
                           2005 Market Street
                           Philadelphia, PA 19103
                           Zions First National Bank, Trustee        10,878.2540      14.46%
                           Gretchen Van Dine Trust
                           P.O. Box 30880
                           Salt Lake City, UT 84130
                           Zions First National Bank, Trustee        10,388.8530      13.81%
                           Venice Benson Trust
                           P.O. Box 30880
                           Salt Lake City, UT 84130
                           Zions First National Bank, Trustee         7,805.5240      10.37%
                           Ben M. Roe Family Trust
                           P.O. Box 30880
                           Salt Lake City, UT 84130
                           Zions First National Bank, Trustee         5,295.3180       7.04%
                           Cecil & Elizabeth H. Buck Living
                           Trust
                           P.O. Box 30880
                           Salt Lake City, UT 84130
                           Zions First National Bank, Trustee         5,137.3040       6.83%
                           Lyons Revocable Trust
                           P.O. Box 30880
                           Salt Lake City, UT 84130
SHORT TERM MUNICIPAL BOND  BHC Securities, Inc.                      21,505.6570      86.10%
FUND                       One Commerce Square
                           2005 Market Street
                           Philadelphia, PA 19103
                           SEI Trust Company, Custodian               3,462.1540      13.86%
                           IRA A/C David Serbin
                           P.O. Box 293
                           Bernalillo, NM 87004
IDAHO MUNICIPAL BOND FUND  BHC Securities, Inc.                     156,276.5310      65.72%
                           One Commerce Square
                           2005 Market Street
                           Philadelphia, PA 19103
                           Fred D. Harder & Patricia G. Harder       15,662.6520       6.59%
                           154 Los Lagos
                           Twin Falls, ID 83301

SHAREHOLDER PROPOSALS

     As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholders who wish to present a proposal for action or suggestions as to nominees for the Board of Trustees at the next meeting of shareholders of the Trust, should submit their proposal or suggestions to the Secretary of the Trust within a reasonable time in advance of any such meeting for inclusion in the Trust's proxy statement and form of proxy for such meeting. The Board of Trustees will give consideration to shareholder suggestions as to nominees for the Board of Trustees. Shareholders also retain the right, under limited circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a trustee from office, and if such a request is made, the Trust will assist with shareholder communications in connection with the meeting.

OTHER MATTERS

     The trustees do not know of any matters to be presented at the Meeting other than those set forth in this Proxy Statement. If any other business should come before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their best judgment and in the best interests of shareholders.

     October 9, 1996

                                               BY ORDER OF THE BOARD OF TRUSTEES

                                               KATHRYN L. STANTON, SECRETARY

                           THE ACHIEVEMENT FUNDS TRUST
                            680 EAST SWEDESFORD ROAD
                            WAYNE, PENNSYLVANIA 19087

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                NOVEMBER 7, 1996

      The undersigned hereby appoints each of David G. Lee and Kathryn L. Stanton, individually, as proxy and attorney-in-fact for the undersigned with full power of substitution to vote on behalf of the undersigned at the Special Meeting of Shareholders of The Achievement Funds Trust (the "Trust") to be held on November 7, 1996, and at any adjournment or postponement thereof, all shares of the Trust standing in the name of the undersigned or which the undersigned may be entitled to vote as follows:

      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF TRUSTEES. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournments or postponements thereof, hereby revoking any proxy or proxies heretofore given by the undersigned.

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

1.    The election of trustees for the term set forth in the Proxy Statement.
                     FOR / /     WITHHOLD / /   FOR ALL EXCEPT / /

            James H. Gardner  Blaine Huntsman   Kent H. Murdock

      If you do not wish to vote "FOR" a particular nominee for trustee, mark the "FOR ALL EXCEPT" box and strike a line through the name of that nominee. Your shares will be voted "FOR" the remaining nominees.

                                          Please sign:

                                          Dated:________________________________

                                          ______________________________________
                                          Signature

                                          ______________________________________
                                          Signature (if held jointly)

                                          When shares are held by joint tenants,
                                          both should sign. When signing as
                                          attorney, executor, administrator,
                                          trustee or guardian, please give full
                                          title as such. If a corporation,
                                          please sign in the corporate name by
                                          president or other authorized officer.
                                          If a partnership, please sign in the
                                          partnership name by authorized person.

    PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.